Exhibit 10.1

Extension Agreement

This Extension Agreement is made effective July 26, 2019, by and among WeConnet Tech International, Inc., a Nevada corporation having its place of principal executive office at 1st Floor, Block A, Axis Business Campus, No. 13A & 13B, Jalan 225, Section 51A, 46100 Petaling Jaya, Selangor, Malaysia (the "Company"), GF Offshorre Sdn. Bhd., a private limited company organized under the laws of Malaysia (“GF”), and certain Investors (“Investors”).

WHEREAS, the Company, GF and the Investors are parties to that certain Share Exchange Agreement dated March 18, 2019 (the "Share Exchange Agreement"), pursuant to which the Company agreed to acquire up to Three Million Six Hundred Sixty Thousand (3,660,000) shares of the GF Ordinary Stock (representing up to 60% of the total issued and outstanding shares of GF Ordinary Stock) held by the Investors (the “Acquisition”);

WHEREAS, in connection with the Acquisition, the Company agreed to issue to the Investors up to Ninety Million (90,000,000) shares of its common stock, par value $0.001, (the “WECT Shares”), at an agreed value of USD $0.10 per share;

WHEREAS, the parties to the Share Exchange Agreement desire to extend the Closing Date of the Acquisition in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and for good and valuable mutual consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound, do hereby agree to the following terms and conditions:

Agreement

1.            The Closing Date shall be extended to occur on or prior to October 31, 2019.

2.            Except as otherwise set forth herein, the terms of the Share Exchange Agreement shall remain in full force and effect without amendment, modification or diminution.

3.            Undefined capitalized terms used herein shall have the same meanings ascribed to them in the Share Exchange Agreement.

IN WITNESS WHEREOF, the parties have executed this Extension Agreement as of the date first set forth above.

WECONNECT TECH INTERNATIONAL, INC.

By: /s/Shiong Han Wee

       Shiong Han Wee, Chief Executive Officer

GF OFFSHORRE SDN.BHD.

By: /s/ Mahandran A/L Chelladorai

       Mahandran A/L Chelladorai

Its: Chief Executive Officer

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INVESTOR

/s/ Margarete Anak George Mitol

Margarete Anak George Mitol

Address:

No 6, Jalan 18/15A, Seksyen 18
40200 Shah Alam, Selangor D.E
Malaysia

INVESTOR

  /s/ Mahandran A/L Chelladorai

Mahendran A/L Chelladorai

Address:

No 84, Jalan Puteri 8/8,Bandar Puteri Puchong

47100 Puchong, Selangor D.E

Malaysia

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